UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 27, 2010

                              MAGYAR BANCORP, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

     Delaware                           0-51726                20-4154978
---------------------------          -------------           --------------
(State or Other Jurisdiction)      (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Somerset Street, New Brunswick, New Jersey                 08901
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (732) 342-7600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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     Magyar Bank (the  "Bank"),  the  principal  operating  subsidiary of Magyar
Bancorp, Inc. (the "Company"), announced on June 1, 2010 that John S. Fitzgerald has been named President and Chief Executive Officer of the Bank and of the Company, effective immediately. Mr. Fitzgerald, age 45, had been serving as Acting President and CEO of the Bank and the Company since December 2009.

     Mr. Fitzgerald is employed pursuant to the terms of an employment agreement, the material terms of which were disclosed in the Company's report on Form 8-K filed with the Securities and Exchange Commission on October 30, 2007. The employment agreement has not been modified or amended as a result of Mr. Fitzgerald's appointment as President and Chief Executive Officer of the Bank and of the Company.

     There are no  transactions  that are required to be  disclosed  pursuant to
Item 404(a) of SEC Regulation S-K.

     The press release issued by the Bank related to the appointment is included in this filing as Exhibit 99.1. The press release contains additional details related to the appointment.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

(a)  Financial statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell company transactions. Not Applicable

(d)  Exhibits.

     99.1: Press Release dated June 1, 2010.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         MAGYAR BANCORP, INC.



DATE: June 1, 2010                 By:   /s/ John S. Fitzgerald
                                         -------------------------------------
                                         John S. Fitzgerald
                                         President and Chief Executive Officer